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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                  June 12, 1997

      AMRESCO Residential Securities Corporation Mortgage Loan Trust 1997-2
             (Exact name of registrant as specified in its charter)

           New York                 333-8687-04              Application Pending
(State or Other Jurisdiction        (Commission               (I.R.S. Employer
      of Incorporation)             File Number)             Identification No.)

c/o The Bank of New York
    101 Barclay Street
    New York, NY                                                    10286
    (Address of Principal                                        (Zip Code)
    Executive Offices)

       Registrant's telephone number, including area code (212) 485-1784

                                   No Change
         (Former name or former address, if changed since last report)

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Item 2.  Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Loans

     AMRESCO Residential Securities Corporation registered issuances of up to $2,000,000,000 principal amount of Mortgage Loan Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-8687) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, AMRESCO Residential Securities Corporation Mortgage Loan Trust 1997-2 (the "Registrant" or the "Trust") issued $740,000,000 in aggregate principal amount of its Mortgage Loan Pass-Through Certificates, Series 1997-2 (the "Certificates"), on June 12, 1997. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Certificates, the forms of which were filed as Exhibits to the Registration Statement.

     The Certificates were issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") attached hereto as Exhibit 4.1, dated as of June 1, 1997, among AMRESCO Residential Securities Corporation (the "Depositor"), AMRESCO Residential Capital Markets, Inc. (the "Seller"), Advanta Mortgage Corp. USA, as a Servicer, Ameriquest Mortgage Company, as a Servicer and Option One Mortgage Corporation, as a Servicer (collectively, the "Servicers") and The Bank of New York, in its capacity as trustee (the "Trustee"). The Certificates consist of the following classes: the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8 and Class A-9 Certificates (the "Class A Certificates"), Class M-1F and Class M-1A Certificates (the "Class M-1 Certificates"), Class M-2F and Class M-2A Certificates (the "Class M-2 Certificates" and, collectively with the Class M-1 Certificates, the "Mezzanine Certificates"), Class B-1F and Class B-1A Certificates (the "Class B Certificates"), Class S Interest-Only Certificates (the "Class S Certificates"), the Class C Certificates (the "Class C Certificates") and the Class R Certificates (the "Class R Certificates" and, together with the Class A Certificates the Mezzanine Certificates, the Class B Certificates, the Class S Certificates and the Class C Certificates, the "Certificates"). Only the Class A Certificates, the Mezzanine Certificates and the Class B Certificates (collectively, the "Offered Certificates") were offered pursuant to the Registration Statement. The Certificates evidence, in the aggregate, 100% of the undivided beneficial ownership interests in the Trust.

     The assets of the Trust initially include a pool of closed-end mortgage loans (the "Mortgage Loans") secured by mortgages or deeds of trust primarily on one-to-four family residential properties. Interest distributions on the Offered Certificates are based on the Certificate Principal Balance thereof and the applicable Pass-Through Rate thereof. The Pass-Through Rates for the Offered Certificates are as follows: Class A-1, 6.800%; Class A-2, 6.700%; Class A-3,
6.795%;  Class A-4,  6.930%;  Class A-5, 7.100%;  Class A-6, 7.210%;  Class A-7,
7.570%; Class A-8, 7.175%; and Class A-9, a variable rate as defined in the Pooling and Servicing Agreement; Class M-1F, 7.430%; Class M-1A, a variable rate as defined in the Pooling and Servicing Agreement; Class M-2F, 7.665%; Class M-2A, a variable rate as defined in the Pooling and Servicing Agreement, Class B-1F, 7.975%; and Class B-1A, a variable rate as defined in the Pooling and Servicing Agreement. The Offered Certificates have initial aggregate principal amounts as follows: Class A-1, $48,800,000; Class A-2, $44,500,000; Class

A-3,  $68,100,000;  Class A-4, $27,900,000;  Class A-5, $21,300,000;  Class A-6,
$14,900,000;   Class  A-7,  $36,975,000;  Class  A-8,  $28,900,000;  Class  A-9,
$334,757,000;  Class M-1F,  $12,487,000;  Class M-1A,  $25,438,000;  Class M-2F,
$18,315,000;  Class M-2A, $24,420,000;  Class B-1F, $10,823,000; and Class B-1A,
$22,385,000.

     As of the Cut-Off Date, the Mortgage Loans possessed the characteristics described in the Prospectus dated July 29, 1996 and the Prospectus Supplement dated June 5, 1997 filed pursuant to Rule 424(b)(5) of the Act on June 12, 1997.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits:

     1.1 Underwriting Agreement dated June 5, 1997, between AMRESCO Residential Securities Corporation and Prudential Securities Incorporated, as Representative of the Several Underwriters.

     4.1 Pooling and Servicing Agreement dated as of June 1, 1997, AMRESCO Residential Securities Corporation, AMRESCO Residential Capital Markets, Inc., Advanta Mortgage Corp. USA, as a Servicer, Ameriquest Mortgage Company, as a Servicer and Option One Mortgage Corporation, as a Servicer and The Bank of New York, as Trustee.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                AMRESCO RESIDENTIAL SECURITIES
                                CORPORATION MORTGAGE LOAN TRUST 1997-2

                                By:  AMRESCO Residential Securities Corporation,
                                       as Depositor


                                By: \s\ Ronald B. Kirkland
                                    -------------------------------------------
                                    Name:  Ronald B. Kirkland
                                    Title: Chief Financial Officer and
                                           Chief Accounting Officer

Dated:  June 24, 1997

                                 EXHIBIT INDEX

Exhibit No. Description                                                 Page No.

    1.1     Underwriting Agreement dated June 5, 1997, between
            AMRESCO Residential Securities Corporation and
            Prudential Securities Incorporated, as Representative
            of the Several Underwriters.                                  _____

    4.1     Pooling and Servicing Agreement dated as of June 1, 1997,
            AMRESCO Residential Securities Corporation, AMRESCO
            Residential Capital Markets, Inc., Advanta Mortgage Corp.
            USA, as a Servicer, Ameriquest Mortgage Company, as a
            Servicer and Option One Mortgage Corporation, as a
            Servicer and The Bank of New York, as Trustee.                _____